Supplement to Prospectus Dated May 3, 1999
                        Supplement dated August 30, 1999

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

The following provision is added to the section of the Prospectus entitled "How Do I Receive Credits?"

Credits Applied to Purchase Payments for Designated Class of Annuity Owner
Where allowed by state law, on Annuities owned by a member of the class defined below the table of Credits we apply to Purchase Payments is deleted. The Credit applied to all Purchase Payments on such Annuities will be 8.5%

The designated class of Annuity Owners includes: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) such person's child(ren) or other legal dependent under the age of 21; and (j) the siblings of any such persons noted in (b) through (h) above.

American Skandia retains the right to recover the amount of any Credits as described in the Prospectus. All other terms and conditions of the Annuity apply to Owners in the designated class, except that we will not provide any Additional Amounts for any such contracts (see "Additional Amounts in the Fixed Allocations"). Any Target Value Credits applied under the Performance Advantage benefit are not affected by an Owner's inclusion in the designated class of Annuity Owners.

You must notify us at the time you apply for an Annuity if you are a member of the designated class. American Skandia is not responsible for monitoring whether you qualify as a member of the designated class. Failure to inform us that you qualify as a member of the designated class may result in your Annuity receiving fewer Credits than would otherwise be applied to your Annuity.

The following is added to the section of the Prospectus entitled "Who distributes Annuities offered by American Skandia?"

No compensation is payable on Annuity's purchased by a member of the designated class of Owners (see section above "Credits Applied to Purchase Payments for Designated Class of Annuity Owner").